                                                                   EXHIBIT 10.51
(*)




                                   (*) AND (*)

                                    CONTRACT
                                     BETWEEN
                (*) AND *, HEREINAFTER COLLECTIVELY CALLED "SELLER"
                                       AND
                     CTI, INC., HEREINAFTER CALLED "BUYER".


BUYER, a Tennessee corporation, having its principal office at 810 Innovation Drive, Knoxville, Tennessee 37932, agrees to purchase from SELLER, and SELLER agrees to sell to BUYER, Virgin Product and Recycled Product, as defined herein, and BUYER agrees to supply to SELLER, and SELLER agrees to accept, Scrap Product, as defined herein, all upon the following terms and conditions:

TERM: From: January 1, 2000 through: December 31, 2004 (the "Initial Term"), and thereafter this Contract will automatically renew for additional successive Terms of two years each (the "Renewal Term(s)"), unless and until terminated as of the end of the Initial Term or any Renewal Term by either party by written notice given at least six (6) months prior to the end of the then current Term. BUYER shall have the right to terminate this Contract at any time upon no less than six (6) months' prior written notice if a price increase due to Superfund or similar taxes is unacceptable to BUYER.

PRODUCT: Virgin and recycled (*,) having the specifications set forth in Exhibit A attached hereto (the "Product"). Any modification to the specifications for either Product must be in writing and signed by SELLER and BUYER.

SCRAP/RECYCLED PRODUCT: BUYER will provide to SELLER, at no charge to SELLER, CIP (Incoterms '90) SELLER's (*), France, plant, one hundred percent (100%) of the scrap Product produced by BUYER during the Term, having the specifications set forth in Exhibit B attached hereto ("Scrap Product") for recycling by SELLER for sale to BUYER. Any modification to the specifications must be in writing and signed by SELLER and BUYER.

QUANTITY: (a) Virgin Product: ninety-five percent (95%) of BUYER's requirements for virgin Product ("Virgin Product") in each calendar year during the Term; however, not in excess of SELLER's production capacity for Virgin Product at its (*), France, plant, estimated at ten (10) metric tons of Product per calendar year as of the date of this Contract; and (b) Recycled Product: one hundred percent (100%) of SELLER's production of Recycled Product; however, not in excess of SELLER's production capacity for Recycled Product at its (*), France, plant, estimated at ten (10) metric tons per calendar year upon completion of installation of its new recycling unit (see RIDER 1). If at any time BUYER requires in excess of any such quantities, SELLER will have a right of first refusal to supply such excess quantities; provided that SELLER shall not be in


(*)      Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been file separately with the Securities and Exchange Commission.

breach of this Contract if it is unable to supply or make timely deliveries of such excess. See RIDER 1.

PRICE: The prices for Virgin Product throughout the Initial Term, EXW (Incoterms '90) SELLER's warehouse at Brook, New Jersey, U.S.A., are:

          Price Per Tier                      Quantities Purchased During the Initial Term
       -------------------                    --------------------------------------------
       $ (*) per kilogram                     (*)
       $ (*) per kilogram
       $ (*) per kilogram

The prices for Recycled Product throughout the Initial Term, EXW (Incoterms '90) SELLER's warehouse at Brook, New Jersey, U.S.A., are:

          Price Per Tier                      Quantities Purchased During the Initial Term
       -------------------                    --------------------------------------------
       $ (*) per kilogram                     (*)
       $ (*) per kilogram
       $ (*) per kilogram

The above prices and quantities are on a cumulative basis for all purchases throughout the Initial Term. The price for purchases in each tier commencing with the first tier will remain the same irrespective of the total quantity purchased. Purchases in each tier must be completed before the prices in the next following tier will apply to further purchases. The above prices are firm throughout the initial Term, subject to a hardship condition pursuant to Paragraph 11. of the General Terms and Conditions of Sale attached hereto. After expiration of the Initial Term, prices are subject to adjustment. Superfund and similar taxes imposed in the future may be added to the prices to Buyer.

PURCHASE ORDER: BUYER will provide SELLER, no later than October 1 of the preceding calendar year, with annual purchase orders for its requirements for Products in the next succeeding calendar year ("Annual P.O."). For the first calendar year of the Initial Term, BUYER will provide SELLER with an Annual P.O. upon signature of the Contract. In addition, each calendar quarter, BUYER will provide SELLER with an updated delivery schedule for Products during the forthcoming three-month period (the "Rolling Delivery Schedule"). If the Annual P.O and/or any Rolling Delivery Schedule is not consistent with the provisions of this Contract, then SELLER's prior written agreement with the inconsistent portions of such P.O and/or Schedule is required. If BUYER forecasts that the Rolling Delivery Schedule will increase by more than ten percent (10%) of the quantity scheduled far delivery, BUYER will give SELLER no less than thirty (30) days written notice of such increase. SELLER will rely on the Annual P.O. and the applicable Rolling Delivery Schedule to maintain in its Brook, New Jersey, warehouse, the inventory of Products to be supplied to BUYER in accordance with the Rolling Delivery Schedule. If BUYER requires Products on an expedited basis or not in accordance with the applicable Rolling Delivery Schedule or BUYER has not given SELLER at least thirty (30) days notice of an increase in the Rolling Delivery Schedule,


(*)      Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

SELLER may invoice BUYER for any increased costs incurred by SELLER in making such deliveries.

DELIVERY: Deliveries will be made in accordance with BUYER's purchase orders or releases.

TERMS: Net thirty (30) days from date of SELLER'S invoice.

OTHER CONDITIONS:

RIDER 1, EXHIBITS A AND B and the GENERAL TERMS AND CONDITIONS OF SALE attached hereto are hereby agreed to and made a part of and incorporated in this Contract. ANY ADDITIONAL OR DIFFERENT TERMS OR CONDITIONS IN BUYER'S PURCHASE ORDERS, OTHER DOCUMENTS OR OTHERWISE WILL BE OF NO FORCE OR EFFECT EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN WRITING AND SIGNED BY SELLER AND BUYER. THIS CONTRACT SUPERSEDES ALL PRIOR CONTRACTS RELATING TO THE SUBJECT MATTER HEREOF.

CTI, INC.                              (*)



By:    /s/ Ronald Nutt                 By:  /s/
   ---------------------------              ------------------------------------
Title: Senior Vice President                President, (*), on
      ------------------------                  behalf of (*), a wholly-owned
Date:  March 17, 2000                  Title:   subsidiary of
      ------------------------                  --------------------------------

                                       Date:    3/12/2000
                                                --------------------------------
                                       (*)

                                       By:      /s/      (*)
                                            ------------------------------------

                                       Title:   President
                                                --------------------------------
                                       Date:    February 28, 2000
                                                --------------------------------


(*)      Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                     RIDER 1


1. SELLER'S RECYCLED PRODUCT PRODUCTION CAPACITY. Upon execution of this Contract by both parties, SELLER will proceed with the installation of a new Scrap Product recycling unit, having specifications determined by SELLER, at SELLER's plant in (*), France.

2. DEDICATED SUPPLY OF THE PRODUCTS. It is understood between the parties that (a) SELLER has worked with BUYER over the past five years in the use of the Product to assist BUYER in the development of BUYER'S new propriety positron emission tomography medical scanning equipment (the "PET Scanner"), (b) BUYER is ready far commercial production of the PET Scanner and wishes to be assured of a guaranteed source of supply of the Product which constitutes a key raw material needed in the full scale production of the PET Scanner, and (c) SELLER has made a significant capital investment to increase its production capacity of Virgin Product to meet BUYER'S anticipated demand under this Contract, and further, in reliance on sales of Recycled Product under this Contract, intends to make additional capital investment to purchase and install a new production unit to recycle Scrap Product into Recycled Product for supply to BUYER. For the foregoing reasons, SELLER agrees that, during the Initial Term of this Contract, SELLER will not knowingly make commercial sales to any third party other then BUYER of Virgin Products and Recycled Products for use in BUYER'S Field of Use (the "Exclusivity Obligation"). BUYER'S "Field of Use" is defined as the production of scintillating crystals, ceramics and glasses for use in the manufacture of medical imaging equipment. SELLER will, notwithstanding, have the right to use the Products for research and development purposes in all fields of use and/or to make commercial sales of Virgin Products and Recycled Products far use in any field of use other than BUYER'S Field of Use. Notwithstanding the foregoing, in the event BUYER'S combined purchases of Virgin Products and Recycled Products from the effective date of this Contract through the third calendar year of the Initial Term, total no more than thirty (30) metric tons, then SELLER will have the right, in its sole discretion, to unilaterally terminate its Exclusivity Obligation effective as of the end of the third calendar year of the Initial Term or at any time thereafter. Combined purchases referred to in the foregoing sentence will include the quantities of Products covered by purchase order issued by BUYER and received by SELLER before the end of the third calendar year of the Initial Term for deliveries to BUYER within 180 days after the date of the purchase order. In any event, SELLER'S Exclusivity Obligation will terminate automatically at the end of the Initial Term, unless SELLER determines, in its sole discretion, to extend its Exclusivity Obligation for an additional period of time. SELLER'S determination will be based on BUYER'S projected requirements for the Products. Notwithstanding, after the Initial Term SELLER shall have the right, in its sole discretion, to terminate its Exclusivity Obligation at any time.


(*)      Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

3. SCRAP/RECYCLED PRODUCT. SELLER will provide BUYER with a 78% yield on total (*) content from the Scrap Product (corresponding to a 90% yield on recovery of (*) only). SELLER reserves the right to revise the foregoing recovery yield at the end of the third calendar year of the Initial Term based on the actual average recovery yield experienced by SELLER. The revised recovery yield will apply only during the fourth and fifth calendar years of the Initial Term. BUYER will ship to SELLER Scrap Product once every calendar quarter, BUYER will at the same time issue a purchase order to SELLER for Recycled Product totaling 78% of the quantity of Scrap Product shipped by BUYER.

4. CONFIDENTIALITY. BUYER and SELLER agree that the terms and conditions of the supply arrangement between BUYER and SELLER and any technical and business information disclosed by either party to the other party in the course of the relationship between them created by this Contract shall be deemed "Confidential Information" subject to the terms and conditions of the Joint Confidentiality Agreement between the parties dated June 20, 1996 (the "Joint Confidentiality Agreement"). BUYER agrees that it shall not disclose this Contract nor the relationship between BUYER and SELLER to any third party, except with the prior written consent of SELLER which consent may be granted or withheld in SELLER's sole discretion. It is hereby further agreed by BUYER and SELLER that the Joint Confidentiality Agreement should remain in full force and effect and that Paragraph 13. of said Joint Confidentiality Agreement be, and it is hereby, deleted in its entirety and replaced with the following paragraph:

         "13. This Agreement shall terminate upon termination or expiration of that certain Contract dated January 1, 2000, between the parties, providing for the supply of (*) to CTI; provided, however, that Recipient's obligations set forth in Paragraphs
                  4. and 5. hereof shall survive the termination or expiration for any reason of this Agreement."

5.       RESOLUTION OF DISPUTES:

         A.       NEGOTIATION BY SENIOR EXECUTIVES.

         (a) The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between senior executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Any party may give the other party written notice of any dispute not resolved in the ordinary course of business. Within fifteen (15) days after delivery of the notice the party receiving the notice shall submit to the other a written response.

         (b) The notice and the response shall include: (1) a statement of each party's position regarding the matter in dispute and a summary of arguments in support


(*)      Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

         thereof, and (ii) the name and title of an executive who will represent that party and any other person who will accompany that executive. Within thirty (30) days after delivery of the notice, the designated executives shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other shall be honored in a timely fashion.

         (c)      If the matter in dispute has not been resolved within sixty
         (60) days after delivery of the notice, or if the parties fall to meet within thirty (30) days, either party may initiate mediation proceedings as provided below.

         B.       MEDIATION. If the dispute has not been resolved within sixty
         (60) days after delivery of the notice referred to above, the dispute shall be submitted to non-binding mediation in accordance with the Rules of the Center for Public Resources Institute for Dispute Resolution. The parties shall mediate in good faith in an effort to resolve the dispute. The place of mediation will be New York, New York, or such other location agreed to by the parties. Mediation costs shall be shared equally by the parties. If the dispute is not resolved by the mediation process within sixty (60) days after commencement, either party may initiate litigation.

         C. CONFIDENTIALITY. All negotiations and proceedings conducted pursuant to this Article (and any of the parties' submissions in contemplation hereof) shall be kept confidential by the parties and shall be treated by the parties and their respective representatives as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and any similar state rules.

                                    EXHIBIT A

                        SPECIFICATIONS FOR VIRGIN PRODUCT


The specifications for Virgin Product are set forth in the attached Page 2 of Exhibit A executed by SELLER and BUYER.



                       SPECIFICATIONS FOR RECYCLED PRODUCT

The specifications for Recycled Product are set forth in the attached Page 3 of Exhibit A executed by SELLER and BUYER.

                                      (*)



             SPECIFICATION PROPOSAL REFERENCE: 7093 / CTI REVISION 2

                                CUSTOMER: C.T.I.






APPEARANCE: White odorless fine powder.



TECHNICAL CHARACTERISTICS:



(*):

(*)
(*)
(*)
(*)
(*)
(*)



(*)


(*)      Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                      (*)


SPECIFICATION PROPOSAL REFERENCE: 7093/ CTI REV. 2

CUSTOMER: C.T.I.


         2)       (*):


(*)
(*)
(*)




LOT SIZE: 250 kg.



PACKAGING: 50 kg metallic drum containing 5 x 10 kg plastic bags.
---------

-------------------------------------------------------------------------------
               Name        Quality              Signature            Date
Prepared by    (*)        Quality                /s/ (*)       Dec. 7th, 1999
                           Manager


-------------------------------------------------------------------------------

Approved by    (*)     Market Director           /s/ (*)       Dec. 7th, 1999

-------------------------------------------------------------------------------

Customer                   Crystal Growth
acceptance     (*)     Technology Mgr.           /s/ (*)        Dec. 10, 1999


-------------------------------------------------------------------------------


(*)      Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                       (*)


             SPECIFICATION PROPOSAL REFERENCE: 7094 / CTI REVISION 0

                                CUSTOMER: C.T.I.



APPEARANCE: White odorless fine powder.
----------


TECHNICAL CHARACTERISTICS:
--------------------------

         1)      (*:)

(*)
(*)
(*)
(*)
(*)
(*)


(*)


(*)      Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                      (*)


SPECIFICATION PROPOSAL REFERENCE: 7094/ CTI REV. 0

CUSTOMER: C.T.I.


         2)       (*):

(*)
(*)
(*)




LOT SIZE: 250 kg.
---------


PACKAGING: 50 kg metallic drum containing 5 x 10 kg plastic bags.
----------


-------------------------------------------------------------------------------
               Name    Quality                Signature       Date
Prepared by    (*)     Quality                /s/ (*)       Dec. 7th, 1999
                       Manager


-------------------------------------------------------------------------------

Approved by    (*)     Market Director        /s/ (*)       Dec. 7th, 1999

-------------------------------------------------------------------------------

Customer               Crystal Growth
acceptance     (*)     Technology Mgr.        /s/ (*)        Dec. 10, 1999


-------------------------------------------------------------------------------


(*)      Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B
                        SPECIFICATIONS FOR SCRAP PRODUCT


Scrap Product to be provided by BUYER to SELLER will have the following specifications:

         (*)      having no less than 87% (*) content and no more than five (5)
         parts per million ("PPM") of a combination of the elements Uranium ("U") and Thorium ("Th").


(*)      Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                      GENERAL TERMS AND CONDITIONS OF SALE

1. The price and terms herein specified may be adjusted by Seller at any time after expiration of the Initial Term by written notice from Seller dispatched at least thirty (30) days prior to the effective date of such adjustment. Buyer shall be deemed to have consented to such adjustment unless written rejection of the adjustment is given to Seller before the effective date thereof. Upon receipt of such rejection, Buyer and Seller will have thirty (30) days to reach agreement on the adjustment. If agreement is not reached within thirty
         (30) days, Buyer will have the right to terminate this Contract at any time thereafter upon thirty (30) days prior notice. Any such adjustment shall apply to all Products shipped by Seller hereunder on and after the effective date thereof unless subsequently again adjusted by Seller. In the event Seller is prevented by any governmental restriction from increasing any price herein or adjusting any term, or from continuing any price or term already in effect, Seller may terminate this Contract by written notice dispatched thirty (30) days prior to date of termination.

2. Unless otherwise specified herein, deliveries shall be made in approximately equal monthly quantities.

3. Each shipment shall constitute a separate and independent transaction and Seller may recover for each such shipment without reference to any other. If Buyer is in default with respect to any of the terms or conditions of this Contract, Seller may, at its option, defer further shipments hereunder until such default be remedied (in which event Seller may elect to extend the Contract period for a time equal to that for which shipments were so deferred), or, in addition to any other legal remedy, Seller may decline further performance of this Contract. If, in the sole judgment of Seller, the financial responsibility of Buyer shall at any time become impaired, Seller may decline to make further deliveries under this contact except upon receipt, before shipment, of payment in cash or satisfactory security for such payment.

4. In case of bulk carload or tank car shipments, shipper's weight, certified to by sworn Weighmaster, shall govern.

5. Determination of the suitability of the Products supplied hereunder for the uses and applications contemplated by Buyer and others shall be the sole responsibility of Buyer. All warranties by Seller pertaining to the Products are expressed in this paragraph. Seller warrants that upon delivery to Buyer the Products supplied hereunder meet the respective specifications expressly agreed upon in writing by the parties and attached hereto as Exhibit A. SELLER MAKES NO OTHER WARRANTIES OR REPRESENTATIONS OF ANY KIND WHATSOEVER WITH RESPECT TO THE PRODUCTS, EXPRESS OR IMPLIED, STATUTORY, BY OPERATION OF LAW OR OTHERWISE, AND SELLER EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND SUITABILITY.

6. BUYER ASSUMES ALL RISK AND LIABILITY (INCLUDING SAFETY, HEALTH AND ENVIRONMENTAL) FOR, AND WILL INDEMNIFY AND HOLD HARMLESS SELLER FROM, ALL LOSS, DAMAGE OR INJURY TO PERSONS AND PROPERTY RESULTING FROM THE UNLOADING, HANDLING, USE, STORAGE AND DISPOSAL OF THE PRODUCTS UPON AND AFTER DELIVERY TO BUYER, INCLUDING, WITHOUT LIMITING THE FOREGOING, THE USE OF SAID PRODUCTS ALONE OR IN MANUFACTURING PROCESSES, OR IN COMBINATION WITH OTHER SUBSTANCES,

         INCLUDING ALL RISK AND LIABILITY WHATSOEVER FOR POLLUTION, HEALTH AND ENVIRONMENTAL DAMAGE, INJURY AND RESTORATION.

7. Buyers exclusive remedy, and Seller's sole liability, on any claim with respect to the Products supplied hereunder, whether statutory, tort, negligence, strict liability, contract or warranty, shall be limited to rejection of any Product not in compliance with the specifications in Exhibit A and, at Seller's option, replacement of or reimbursement for such nonconforming Product as determined by the net price paid to Seller. No claim of any kind, whether as to Product delivered or for nondelivery or untimely delivery of Product, and whether arising in tort or Contract, shall be greater in amount than the purchase price of the Product in respect of which such damages are claimed; and the failure to give notice of claims within sixty (60) days from date of delivery, or the date fixed for delivery, as the case may be, shall constitute an unconditional waiver by Buyer of all claims in respect of such Product. In no event shall Seller be liable for incidental, special, indirect, consequential or punitive damages.

8. All returnable containers used in making deliveries hereunder are Seller's property and shall be used by Buyer only for proper storage of Seller's Product originally delivered therein. Buyer shall make a deposit as security for the return of such containers, equal to Seller's current deposit charge therefor at the time of shipment. Such deposit shall be paid, without discount, when the invoice for the contents is paid. Buyer shall return such containers to Seller's shipping point within two months from the date of original shipment, whereupon Buyer shall be credited with the amount of the deposit. If Buyer fails to return the containers in good condition and within the time specified, Seller may refuse to accept the same and may retain said deposit.

9. Buyer shall reimburse Seller for all taxes, excise or other charges which Seller may be required to pay to any government (national, state, provincial or local) upon, or measured by, the sale, production, transportation or use of any Product sold hereunder. Seller may at its option add to the price of Product sold hereunder the amount of any increase in transportation charges for shipments to Buyer, provided that such transportation charges are payable by Seller hereunder.

10. Neither party shall be liable for its failure to perform or delay in performance hereunder if said performance is made impracticable or delayed due to any circumstances beyond the reasonable control of the party affected, including but not limited to, acts of God, fires, floods, wars, sabotage, accidents, labor disputes or shortages, plant shutdown, equipment failure, voluntary or involuntary compliance with any law, order, rule or regulation of government agency or authority, or inability to obtain material (including power and fuel), raw material, equipment or transportation. The affected party may omit purchases or deliveries during the period of continuance of such circumstances and the Contract quantity shall be reduced by the quantities so omitted. During any period when Seller shall be unable to supply the total demands for any Product provided for in this Contract, caused by the circumstances specified above, Seller may allocate any available Product among all buyers, including its own divisions and departments, on such basis as it may deem fair and practical. Notwithstanding the foregoing, the provisions of this paragraph shall not apply to obligations to make payments due under this Contract.

11. Notwithstanding any other provision in this Contract; if during the Initial Term Seller experiences an economic hardship, which is hereby defined as an increase of more than twenty percent (20%) in Seller's costs to procure the raw materials necessary to produce the Products, over Seller's costs as of the effective date of this Contract to procure such raw materials (the "Hardship"), then Seller shall have the right to pass through to Buyer by increasing the prices of the affected Products by that amount which represents the excess over 20% of such increase in Seller's costs to procure the raw materials required to produce the affected Products. Buyer shall have the right to terminate this Contrast upon at least sixty (60) days prior written notice to Seller if said price increase results in a price than is twenty percent (20%) or more higher than the price offered by another manufacturer for the product having the same specifications as Seller's Product, of the same or equal quality, in volumes no less than one full current year under this Contract and on the same or comparable terms and conditions as provided to Buyer under this Contract. At any time within six (6) months of Seller's notice to Buyer of a price increase for a condition of Hardship, Buyer may have an audit performed to verify the accuracy of the Hardship price increase; provided, however, such audit shall be conducted only upon the following terms and conditions. Such audit shall be performed by a certified public accountant who is a member of a recognized national public accounting firm acceptable to both Buyer and Seller (the "Accountant"). The Accountant shall execute on behalf of Seller a confidentiality agreement in which the Accountant and the Accountant's firm agree that the Accountant will not disclose to Buyer or any other third party any information whatsoever which he or she obtained in the course of the audit, except for the Accountant's summary conclusion that Seller's calculation of the Hardship price increase complies or does not comply with the terms of this Paragraph 11., and, if the Accountant determines that the price increase is not in compliance with this Paragraph, the net amount by which the Accountant deems Seller's calculation to be in noncompliance. It is understood and agreed that the Accountant's access to Seller's books and records will be limited only to those books and records which relate directly to Seller's calculation of the Hardship price increase. Such audit shall be performed upon not less than ten (10) days prior notice to Seller, and will be conducted at such reasonable times agreeable to Seller during Seller's normal business hours. Such audit shall be at Buyer's cost and expense unless the Accountant determines that Seller's calculation was in noncompliance by more than ten percent (10%) of the total Hardship price increase, in which event the audit will be at Seller's cost and expense.

12. This Contact constitutes the entire agreement between the parties with respect to the subject matter hereof, whether written or oral, and there are no understandings, agreements, representations or warranties of any kind, express or implied, not expressly set forth herein. No modification of or addition to this Contract shall be effective or binding on the parties unless made in writing and signed by both parties; and no modification or addition shall be affected by the acknowledgment or acceptance of purchase order forms containing terms or conditions at variance with or in addition to those set forth herein.

13. This Contract shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, but shall not be assigned by Buyer without the prior written consent of Seller. Seller's waiver of any breach or failure to enforce any of the terms and conditions of this Contract, at any time, shall not in any way affect, limit or waive Seller's right thereafter to enforce and compel strict compliance with every term and hereof.

14. In no event shall either party be liable to the other party for any incidental, indirect, special, consequential or punitive damages whatsoever, on any claim, whether statutory, tort, negligence, strict liability, contract or warranty, implied or otherwise, arising out of this Contract, any transaction hereunder or the Products supplied hereunder.

15. Buyer and Seller agree that this Contract shall be governed, interpreted and construed in accordance with the laws of the State of New York, without regard to conflicts-of-laws rules or principles. Unless otherwise stated on the reverse side, the United Nations Convention on Contracts for the International Sale of Goods will not, for any purpose, govern or apply to this Contract or the performance and transactions entered into hereunder.